                                                                    EXHIBIT 99.2

                     FORM OF NOTICE OF GUARANTEED DELIVERY
                                      FOR
               8 7/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2008
                                       OF
                                 CHATTEM, INC.

    As set forth in the Prospectus dated [      ], 1998 (the "Prospectus") of
Chattem, Inc. (the "Company") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's Exchange Offer (the "Exchange Offer") to exchange new 8 7/8% Series B Senior Subordinated Notes due 2008 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for all of its outstanding 8 7/8% Series A Senior Subordinated Notes due 2008 (the "Series A Notes").

    If the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or Definitive Registered Notes (as defined in the Letter of Transmittal) cannot be delivered or the procedure for book-entry transfer cannot be completed, prior to 5:00 p.m., New York City Time, on the Expiration Date (as defined in the Prospectus). This form may be delivered by an Eligible Institution (as defined in the Letter of Transmittal) by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent as set forth below. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

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    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON       , 1998 (AS SUCH DATE AND TIME MAY BE EXTENDED BY THE
   COMPANY IN ITS SOLE DISCRETION, THE "EXPIRATION DATE").
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                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

    To: SouthTrust Bank, National Association, as Exchange Agent

BY REGISTERED OR CERTIFIED MAIL            BY FACSIMILE:                 CONFIRM BY TELEPHONE:
OR BY OVERNIGHT COURIER OR HAND           SouthTrust Bank,                   (205) 254-5105
           DELIVERY:                    National Association
        SouthTrust Bank,             Attention: Corporate Trust
      National Association                    Services
     100 Office Park Drive                 (205) 254-4180
   Birmingham, Alabama 35223
   Attention: Corporate Trust
            Services

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET
    FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER
        THAN THAT SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Series A Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Series A Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

    The undersigned understands that tenders of Series A Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date. Tenders of Series A Notes may also be withdrawn if the Exchange Offer is terminated without any such Series A Notes being purchased thereunder or as otherwise provided in the Prospectus.

    All authority thereto conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

    The undersigned hereby tenders the Series A Notes listed below:

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     CERTIFICATE NUMBER(S)
     (IF KNOWN) OF SERIES A             AGGREGATE PRINCIPAL                 PRINCIPAL AMOUNT
    NOTES OR ACCOUNT NUMBER                  AMOUNT OF                        OF SERIES A
   AT THE BOOK-ENTRY FACILITY              SERIES A NOTES                    NOTES TENDERED
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

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW
                                   SIGN HERE

Name(s) of             --------------------------------------------------------------------------------
Holder(s):

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Address(es):
                       --------------------------------------------------------------------------------

                       --------------------------------------------------------------------------------

Telephone Number:      --------------------------------------------------------------------------------

Signature(s):          --------------------------------------------------------------------------------

Date:                  --------------------------------------------------------------------------------

DTC Account Number (if applicable):
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
    This Notice of Guaranteed Delivery must be signed by (i) the holder(s) of Series A Notes exactly as its/their name(s) appear on Definitive Registered Notes, (ii) the holder(s) of Series A Notes exactly as its/their name(s) appear on a security position listing maintained by DTC as the owner of Series A Notes or (iii) by person(s) authorized to become holder(s) by documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information and, unless waived by the Company, submit evidence satisfactory to the Company of their authority to act:

Please print name(s) and addresses of person signing above

Name(s):               --------------------------------------------------------------------------------

                       --------------------------------------------------------------------------------

Capacity:              --------------------------------------------------------------------------------

                       --------------------------------------------------------------------------------

Address(es):           --------------------------------------------------------------------------------

                       --------------------------------------------------------------------------------

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

                        THE FOLLOWING MUST BE COMPLETED
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member of a registered national securities exchange of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") hereby (a) represents that the above named person(s) "own(s)" the Series A Notes tendered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Series A Notes complies with Rule 14e-4 under the Exchange Act (c) guarantees that delivery to the Exchange Agent of the Letter of Transmittal (or facsimile thereof), either Definitive Registered Notes in proper form for transfer or a confirmation of the book-entry transfer of Book-Entry Interests representing such Series A Notes into the Exchange Agent's account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus, and delivery of either a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signatures and any other documents required by the Letter of Transmittal or an Agent's Message, will be received by the Exchange Agent by 5.00 p.m., New York City time, on the fifth New York Stock Exchange trading day after the Expiration Date.

    The undersigned acknowledges that it must deliver the Letter of Transmittal or Agent's Message and Series A Notes tendered hereby to the Exchange Agent within the time period set forth therein and that failure to do so could result in financial loss to the undersigned.

                                   SIGN HERE

Name of Firm:          --------------------------------------------------------------------------------

Authorized             --------------------------------------------------------------------------------
Signature:

Name (please print):   --------------------------------------------------------------------------------

Address:               --------------------------------------------------------------------------------

                       --------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------
                                                         (Zip Code)

Telephone Number:      --------------------------------------------------------------------------------

Date:                  --------------------------------------------------------------------------------

DO NOT SEND ANY DEFINITIVE REGISTERED NOTES WITH THIS FORM. ACTUAL SURRENDER OF DEFINITIVE REGISTERED NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

    1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 2 of the Letter of Transmittal.

    2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Series A Notes to be tendered (in the case of Definitive Registered Notes), the Series A Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by the DTC participant whose name appears on a security position maintained by DTC (in the case of Book-Entry Interests), the signature must correspond exactly with such participant's name as it appears on a security position maintained by DTC listing such participant as the owner of the Series A Notes, without any change whatsoever.

    If any of the Series A Notes to be tendered are owned of record by two or more joint owners, all such owners must sign this Notice of Guaranteed Delivery. If any Series A Notes to be tnedered are held in different names on several Series A Notes, it will be necessary to complete, sign, and submit as many separate copies of the Notice of Guaranteed Delivery documents as there are names in which Series A Notes to be tendered are held.

    If this Notice of Guaranteed Delivery or any Series A Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fuduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Notice of Guaranteed Delivery.

    3. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus my be directed to the Exchange Agent at the address specified in the Prospectus. Holders also may contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.